UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2000


                             Ravenswood Winery, Inc.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        California                      0-30002                94-3026706
-----------------------------      ------------------     ---------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)


   18701 Gehricke Road
      Sonoma, CA                                                 95476
-----------------------------                             ---------------------
  (Address of Principal                                       (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code     707-938-1960
                                                   --------------------

Item 5.  Other Events.

         As of June 1, 2000, the Voting Trust Agreement dated as of May 27, 1998 was terminated. Under the Voting Trust, decisions were made with respect to voting the Trust's shares by the vote of Trustee Joel Peterson and one of the other three Trustees. At the termination date, the Voting Trust covered a total of 2,074,081 shares of outstanding common stock of the registrant (equal to approximately 26.5% of the shares outstanding on June 1, 2000), including 1,337,670 shares held by Joel Peterson.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.                          Description
         -----------                          -----------

         10.1 Termination of Voting Trust Agreement, dated as of June 1, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 2000

                                            RAVENSWOOD WINERY, INC.



                                            By:  /s/  Callie S. Konno
                                                 -------------------------------
                                                     Callie S. Konno
                                                     Chief Financial Officer